                                                                    Exhibit 10.8
                                                                    ------------

                   RESEARCH AND COMMERCIALIZATION AGREEMENT

     THIS RESEARCH AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of September 21, 1999 (the "Effective Date"), is entered into by and among Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 and GenPharm International, Inc., a California corporation and wholly-owned subsidiary of Medarex, Inc., with a principal place of business at 2350 Qume Drive, San Jose, California 95131-1807 ("Medarex", as defined below), and Amgen Inc., a Delaware corporation, with a principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320-1799 ("Amgen", as defined below).

                                  BACKGROUND

     A. Medarex is the sole and exclusive owner of certain transgenic Mice (as defined below) useful for the preparation of fully human monoclonal antibodies;

     B. Medarex has the right to conduct research with such Mice and related technology;

     C. Amgen desires Medarex to conduct research with the Mice to generate fully human monoclonal antibodies to certain Antigens (as defined below), on the terms and conditions herein;

     D. Amgen further desires to analyze, characterize, evaluate the utility of and conduct research with such fully human monoclonal antibodies to such certain Antigens, on the terms and conditions herein; and

     E. Amgen wishes to acquire from Medarex an option to acquire a commercial license for such fully human monoclonal antibodies, on the terms and conditions herein.

     NOW, THEREFORE, Medarex and Amgen agree as follows:

     1.   DEFINITIONS

     1.1  "Affiliate" means any corporation or other entity which is directly or
           ---------
indirectly controlling, controlled by or under common control with a party. For the purpose of this definition, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     1.2  "Amgen" shall mean Amgen Inc. and Affiliates of Amgen Inc.
           -----

     1.3  "Amgen Technology" shall mean the Amgen Patent Rights and Amgen Know
           ----------------
 How.

          1.3.1  [*****]

          1.3.2  "Amgen Patent Rights" shall mean all Patent Rights which
                  -------------------
claim Amgen Know How and which are owned or Controlled by Amgen as of the Effective Date or during the term of the Agreement.

     1.4  "Antibody(ies)" shall mean one or more fully human monoclonal
           -------------
antibodies having a binding affinity for an Antigen (a) delivered by Medarex to Amgen pursuant to this Agreement [*****].

     1.5  "Antibody Cell(s)" shall mean one or more cells expressing or
           ----------------
secreting Antibody(ies) and/or containing Genetic Material(s) which encode Antibody(ies).

     1.6  "Antigen(s)" shall mean one or more specifically defined chemical or
           ----------
biological entities, as set forth in a mutually agreed written description in Exhibit B or Exhibit C which shall include DNA sequences and amino acid sequences, where available, which Exhibits shall be amended from time to time in accordance with Section 2.1.2. [*****].

     1.7  "Approval" shall mean all approvals, licenses, registrations and
           --------
authorizations of all governmental agencies in a country necessary for the distribution, importation, manufacture, production, use, storage, transport or sale of a Product(s) in the applicable country.

     1.8  "Biological License Application" or "BLA" shall mean a Biological
           ------------------------------      ---
License Application as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification to obtain marketing approval of a human biological therapeutic product.

     1.9  [*****].

          1.9.1  [*****].

          1.9.2  [*****].

     1.10  "Commercially Reasonable Efforts" shall mean [*****].
            -------------------------------

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.11  "Confidential Information" shall mean any proprietary or confidential
            ------------------------
information of a party which (i) if disclosed in tangible form hereunder, shall be marked as "Confidential" at the time it shall be delivered to the receiving party, or (ii) if disclosed orally, shall be identified as confidential or proprietary when disclosed and shall be confirmed in writing within thirty (30) days by the disclosing party.

     1.12  "Control" or "Controlled" shall mean possession of the ability to
            -------      ----------
grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

     1.13  "Cross-License Agreement" shall mean that certain Cross License
            -----------------------
Agreement entered into by and between Abgenix, Inc., Cell Genesys, Inc., Japan Tobacco Inc., Xenotech L.P., and GenPharm International, Inc., effective as of March 26, 1997, as the same may be amended from time to time.

     1.14  "Evaluation" shall mean, with respect to an Antibody(ies) to a
            ----------
particular Antigen listed in Exhibit C, the activities conducted by Amgen pursuant to Article 3 during the applicable Evaluation Period to determine whether Amgen wishes to obtain a commercial license with respect to Product(s) directed against such Antigen.

     1.15  "Evaluation Period" shall mean, with respect to a particular
            -----------------
Evaluation, the period from the initiation of such Evaluation as set forth in
Section 3.3 until the earlier of the termination of (i) the period set forth in
Section 3.3 or (ii) [*****].

     1.16  "Field of Use" shall mean all uses of Product(s), including all human
            ------------
therapeutic, prophylactic and diagnostic uses of Product(s).

     1.17  "Genetic Material(s)" shall mean the nucleotide sequences encoding an
            -------------------
entire Antibody (or a fragment of an entire Antibody containing that portion of the Antibody conferring binding specificity for an Antigen) [*****].

     1.18  "Immunization" shall mean, with respect to an Antigen listed in
            ------------
Exhibit C, the activities conducted by Medarex pursuant to Article 2 during the applicable Immunization Period for the generation and characterization of Antibody(ies) to such Antigen.

     1.19  "Immunization Period" shall mean, with respect to a particular
            -------------------
Immunization, the period from the initiation of such Immunization as set forth in Section 2.3 until the earlier of the termination of (i) the period set forth in Section 2.3 or (ii) [*****].


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.20  "IND" shall mean an Investigational New Drug application, as
            ---
defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding foreign application, registration or certification.

     1.21  [*****].

     1.22  [*****].

           1.22.1  [*****].

           1.22.2  [*****].

     1.23  "Licensed Technology" shall mean the Licensed Know How and Licensed
            -------------------
Patent Rights.

           1.23.1  [*****].

           1.23.2  [*****].

     1.24  "Major Market" shall mean each of [*****].
            ------------

     1.25  "Medarex" shall mean Medarex, Inc., GenPharm International, Inc.,

B.V., and any Affiliate of Medarex whose principal business activity is the development and/or commercialization of human or humanized antibodies for human therapeutic use.

     1.26  "Medarex Technology" shall mean the Medarex Patent Rights and
            ------------------
Medarex Know How.

          1.26.1  "Medarex Know How" shall mean the Confidential Information and
                   ----------------
materials, including without limitation, biological materials, technical data, protocols, methods and processes, owned or Controlled by Medarex during the term of the Agreement necessary for the exercise of an invention claimed by the Medarex Patent Rights. For the avoidance of doubt, the Medarex Know How shall not include any Medarex Patent Rights.

          1.26.2  "Medarex Patent Rights" shall mean all Patent Rights [*****],
                   ---------------------
owned or Controlled by Medarex during the term of the Agreement, in each case, which claim an invention necessary to make, have made, import, have imported, use, offer for sale and sell Product(s), specifically including all Patent Rights Controlled by Medarex under the MRC and Cross-License Agreements.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.27  "Mice" shall mean immunizable transgenic mice containing
            ----
unrearranged human immunoglobulin genes which are owned or Controlled by Medarex as of the Effective Date or during the term of the Agreement but not including transgenic mice in-licensed by Medarex after the Effective Date (other than improvements of transgenic mice owned or Controlled by Medarex as of the Effective Date). "Mouse" shall mean one of the Mice.
                  ------

     1.28  "MRC Agreement" shall mean that certain License Agreement entered
            -------------
by and between (i) the Medical Research Council, Institute of Animal Physiology and Genetics Immunization of Babraham Hall and Marianne Bruggemann and (ii) GenPharm International, Inc., effective October 1, 1993, as amended.

     1.29  "Net Sales" shall mean [*****].
            ---------

     1.30  "Patent Rights" shall mean all United States and foreign patents
            -------------
(including all utility, model and design patents and certificates of invention, reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations, and patents of addition) and patent applications (including without limitation, all continuations, continuations-in-part and divisions thereof).

     1.31  "Pivotal Clinical Trial" shall mean a clinical trial or a
            ----------------------
comparable trial which, [*****], shall be intended [*****] to provide statistically significant evidence of the safety and efficacy of a Product in humans sufficient to obtain regulatory approval for the sale of such Product.

     1.32  "Product(s)" shall mean, with respect to an Antigen listed in
            ----------
Exhibit C, a composition or compositions, with each composition comprising one or more Antibody(ies), [*****].

     1.33  "Regulatory Filings" shall mean, collectively, INDs, BLAs,
            ------------------
establishment license applications (ELAs) and drug master files (DMFs) or any other similar filings (including any foreign equivalents and further including any related correspondence and discussions) as may be required by the FDA or equivalent foreign regulatory agencies for the clinical testing, manufacture or sale of a Product.

     1.34  "Research Plan" shall mean a mutually-agreed-upon written plan
            -------------
describing the generation and characterization of Antibody(ies) to an Antigen listed in Exhibit C and to related activities, which plan shall be carried out by Medarex solely in furtherance of an Immunization and Evaluation. Each Research Plan for each Immunization and Evaluation shall be attached to and made part of Exhibit A of this Agreement.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     1.35  "Royalty" or "Royalties" shall mean the royalty or royalties
            -------      ---------
payable by Amgen to Medarex pursuant to Section 5.6.

     1.36  "Sublicensee" shall mean a Third Party to whom Amgen shall have
            -----------
granted a license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit a Product(s) in the Territory. As used in this Agreement, "Sublicensee" shall also include a Third Party which Amgen or a Sublicensee shall have granted the right to distribute one or more Product(s) [*****].

     1.37  "Territory" shall mean all countries of the world.
            ---------

     1.38  "Third Party" shall mean any individual, partnership, joint venture,
            -----------
corporation, trust, estate, unincorporated organization, government or any department or agency thereof, or any other entity other than Amgen or Medarex.



     2.    IMMUNIZATION

     2.1   Antigen Availability.
           --------------------

          2.1.1  Antigen Selection and Replacement.
                 ---------------------------------

          (a) At any time until [*****] the Effective Date, Amgen shall have the right to notify Medarex of Amgen's interest in a particular Antigen. Any such Antigen(s) with respect to which Medarex shall provide Amgen with notice of availability thereof under Section 2.1.2(a) below (i) shall be placed on the list attached hereto as Exhibit C, upon Amgen notifying Medarex that Amgen desires to enter into a commercial license under Section 4.2 and paying to Medarex the commercial license fee due pursuant to Section 5.4 with respect to such Antigen, (ii) shall be placed on the list attached hereto as Exhibit C, upon Amgen notifying Medarex that Amgen desires to enter into an Immunization and paying to Medarex the immunization fee due pursuant to Section 5.2 with respect to such Antigen or (iii) shall be placed on the list attached hereto as Exhibit B on any of the following four (4) dates per year: March 1, June 1, September 1 and December 1, upon Amgen notifying Medarex that Amgen desires to take an option under Section 4.1, subject to Amgen paying to Medarex the applicable Antigen Reservation Fee pursuant to Section 5.1.

          (b)    At any time upon Amgen exercising its option in accordance with
Section 4.1.1 with respect to an Antigen listed in Exhibit B, such Antigen shall be removed from

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit B upon such Antigen being placed in Exhibit C. In addition, once an Antigen shall have been placed in Exhibit B, such Antigen may be removed by Amgen from Exhibit B for any reason, on any of the following four (4) dates per year: March 1, June 1, September 1 and December 1.

          (c) Upon removal of an Antigen from Exhibit B, Amgen may designate a replacement Antigen, such that at all times there may be up to and including [*****] Antigen(s) listed in Exhibit B, subject to the availability of such Antigen for inclusion in Exhibit B as described in Section 2.1.2(a) below and Amgen paying to Medarex the applicable Antigen Reservation Fee pursuant to
Section 5.1, provided however, that [*****]. Any Antigen which is no longer listed in Exhibit B shall no longer be an Antigen pursuant to this Agreement, and Amgen shall have no further rights under this Agreement with respect thereto, or rights to Product(s) directed against such Antigen, unless such Antigen shall have been placed in Exhibit C and Amgen shall have option rights under Section 4.1 and/or its exclusive license rights under Section 4.2 with respect to Product(s) directed against such Antigen.

          (d) The information contained within each notification provided by Amgen pursuant to this Section 2.1.1, including Amgen's interest in such Antigen, shall be considered the Confidential Information of Amgen.

          (e)    [*****].

          2.1.2  Notice of Availability: Notice Date.
                 -----------------------------------

          (a)    Within [*****] following receipt of notice from Amgen under
Section 2.1.1(a) that it is interested in a particular Antigen, Medarex shall notify Amgen whether such Antigen shall be available for listing in Exhibit B or C and possible immunization on behalf of Amgen. If such Antigen shall be available for Immunization on behalf of Amgen, the Antigen shall [*****] such notification, as appropriate, (i) be placed on the list in Exhibit C or (ii) be placed on the list in Exhibit B for a period of [*****] as provided in Section 2.1.2(b) below, subject to [*****] Antigen limit described in Section 2.1.1(c) and Amgen's payment of the Antigen reservation fee for such Antigen pursuant to
Section 5.1. [*****].

          (b) With respect to each Antigen listed in Exhibit B, Amgen shall have a period of [*****] from the date the Antigen is placed in Exhibit B (the "Antigen Reservation Period") to exercise its right to request Medarex to conduct an Immunization on behalf of Amgen or to acquire a license to such Antigen. Amgen may extend the Antigen Reservation Period for a particular Antigen listed in Exhibit B for [*****], subject to [*****] Antigen limit described in

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Section 2.1.1(c) and Amgen's payment of the Antigen reservation fee for such Antigen pursuant to Section 5.1 for the applicable [*****] period; [*****].

          (c) If an Antigen shall be available for immunization of Mice on behalf of Amgen pursuant to Section 2.1.2(a), during the applicable Antigen Reservation Period, if any, [*****]. Medarex hereby acknowledges that all Antigen(s) set forth in Exhibit B as of the Effective Date are available for immunization and Amgen shall have the rights set forth in Section 4.1 with respect to all Product(s) directed against such Antigen(s).

          (d)    It is understood and agreed that the rights set forth in
Section 2.1.2(a) with respect to an Antigen may not be available for Amgen if [*****].

          2.1.3  [*****].

          2.1.4  Extension.  Amgen may provide Medarex notice that it wishes to
                 ---------
have Medarex conduct an Immunization with any Antigen until [*****] the Effective Date. Medarex shall have no obligation to initiate an Immunization with any Antigen unless Amgen has provided notice under Section 2.2.1 before [*****] the Effective Date. With the written agreement of the parties, Amgen may select Antigens for Immunizations to be conducted after *****] the Effective Date, on terms to be agreed by the parties.

     2.2  Immunizations.
          -------------

          2.2.1  Notice by Amgen.  From time-to-time during the term of this
                 ---------------
Agreement, Amgen may notify Medarex that it wishes to have Medarex use Mice to prepare Antibody(ies) to an Antigen. At such time, the Antigen, if listed in Appendix B, shall be removed from Appendix B and shall be listed in Appendix C.

          2.2.2  Medarex Activities.  Subject to the terms and conditions set
                 ------------------
forth herein, with respect to each Antigen listed in Exhibit C for which Amgen shall provide Medarex notice under Section 2.2.1, during the term of the applicable Immunization Period, Medarex shall perform its respective obligations, including producing and characterizing Antibody(ies), in accordance with a Research Plan, which shall be attached to and made part of Exhibit A prior to each Immunization.

     2.3  Immunization Period.
          -------------------

          2.3.1  Initial [*****] Period.  With respect to each Immunization, the
                 ----------------------
initial term of the Immunization Period during which Medarex shall work pursuant to Section 2.4 to prepare


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Antibodies to an Antigen shall commence on the date an applicable Antigen shall have been received by Medarex from Amgen pursuant to Section 2.5 and continue, for up to [*****], until Medarex shall have generated and provided Amgen with Antibodies meeting the criteria set forth in Section 2.4.

          2.3.2  Extension of Immunization Period. In the event Medarex shall
                 --------------------------------
be unable to generate Antibodies to an Antigen meeting the criteria set forth in
Section 2.4 within said [*****], the initial term of the Immunization Period may be extended for such longer period (and for such additional fees) as the parties may mutually agree.

     2.4  Diligent Efforts.  Medarex shall use diligent efforts to conduct each
          ----------------
Immunization in a professional manner and shall commit the personnel, facilities and other resources necessary to perform each Immunization in order to prepare Antibodies which have criteria as set forth in the applicable Research Plan; provided however, Medarex does not warrant that any Immunization will result in the preparation of an Antibody to such Antigen suitable for development as a Product. If Medarex shall be unable to prepare an Antibody to a particular Antigen during the [*****] Immunization Period that Amgen shall have been providing funding pursuant to Section 5.2 to Medarex for such applicable Immunization, then Medarex shall have no obligation to conduct any further work with respect to such Antigen, and shall have no liability to Amgen hereunder for such inability to produce such Antibody.

     2.5  Delivery of Antigens: License.  Amgen shall deliver to Medarex a
          -----------------------------
mutually agreed quantity of each Antigen in a form(s) as set forth in the applicable Research Plan to immunize the Mice in connection with each Immunization. Amgen hereby grants to Medarex a non-exclusive, non-transferable license under all intellectual property owned or Controlled by Amgen to use each Antigen(s) solely in accordance with the applicable Research Plan.

     2.6   [*****].

     2.7   [*****].

     2.8   [*****].

     2.9   [*****].

     2.10  [*****].

     3.   EVALUATION

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     3.1  Delivery of Collaboration Technology.  Upon the preparation of an
          ------------------------------------
Antibody(ies) to an Antigen meeting the criteria set forth in the applicable Research Plan [*****], Medarex shall promptly deliver to Amgen for evaluation by Amgen (i) an agreed-upon number and quantity of such Antibody(ies), [*****]. Upon request by Amgen, Medarex shall provide reasonable assistance to Amgen in the performance of Amgen's activities conducted with respect to the applicable Evaluation.

     3.2  Evaluation License.  On an Antigen-by-Antigen basis, commencing on the
          ------------------
delivery to Amgen of the Antibody(ies) to such Antigen under Section 3.1[*****].

     3.3  Evaluation Period.
          -----------------

          3.3.1  Initial [*****] Period.  The initial term of the Evaluation
                 ----------------------
Period for a particular Antigen shall commence on the date that Amgen shall receive from Medarex the Antibody(ies) to such Antigen [*****] and shall terminate [*****].

          3.3.2  Extension of Evaluation Period.  Amgen shall have the option
                 ------------------------------
to extend the initial term of the Evaluation Period for an Antigen and the corresponding Evaluation license under Section 3.2, for [*****], by providing Medarex notice at least [*****] before the end of the initial term of the Evaluation Period and concurrently paying to Medarex the extension fee due pursuant to Section 5.2.

     4.   OPTION; RIGHT OF LAST REFUSAL; LICENSE RIGHTS

     4.1  Option for Commercial Licenses.  Amgen shall have an option to
          ------------------------------
obtain a commercial license with respect to Product(s) directed against such Antigen in the Field of Use in all countries of the Territory, from the time an Antigen shall be first listed in Exhibit B or C pursuant to Section 2.1.1(a)(iii) or (ii), respectively, for such time that the Antigen shall be listed in either of Exhibit B or C (except Amgen shall not have such option (i) upon termination of the respective Immunization Period without initiation of the Evaluation Period with respect to such Antigen or without Amgen electing to obtain a commercial license to develop and commercialize Products(s) directed against such Antigen as set forth in Section 4.2) or (ii) upon termination of the respective Evaluation Period with respect to such Antigen without Amgen electing to obtain a commercial license to develop and commercialize Products(s) directed against such Antigen as set forth in Section 4.2).

          4.1.1  Exercise.  At any time during the term of the option with
                 --------
respect to an Antigen as set forth in Section 4.1 above, Amgen may exercise its option for such commercial license by providing notice to Medarex.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          4.1.2  License Fee. [*****] after providing notice to Medarex under
                 -----------
Section 4.1.1 with respect to an Antigen, Amgen shall pay to Medarex the commercial license fee due pursuant to Section 5.4 with respect to such Antigen.

          4.1.3  [*****].

     4.2  Commercial License.
          ------------------

          4.2.1  Grant.  Upon a particular Antigen being placed on Exhibit C
                 -----
pursuant to Section 2.1.1(a)(i) or upon Amgen exercising its option under
Section 4.1 with respect to a particular Antigen, Medarex shall grant to Amgen an exclusive (even as to Medarex) license, with the right to sublicense, under the Licensed Technology to make, have made, import, have imported, use, offer for sale and sell Product(s) directed against such Antigen in the Field of Use in the Territory.

          4.2.2  Sublicenses. [*****] execution of any sublicense agreement
                 -----------
under Section 4.2.1, Amgen shall provide Medarex with at least the following information with respect to each potential Sublicensee: (i) the identity of the Sublicensee; (ii) a description of the Product(s), and the rights being granted to the Sublicensee; and (iii) the territory in which the Product(s) will be sold. Each sublicense granted by Amgen shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and Amgen shall remain responsible to Medarex for the compliance of each such Sublicensee with the financial and other obligations due under this Agreement.

          4.2.3  Acknowledgement.  It is understood and agreed that the
                 ---------------
foregoing license in Section 4.2.1 above shall not grant to Amgen any right to make any transgenic animal or use any transgenic animal for any purpose.

     4.3  [*****].

     4.4  Retained Rights: No Further Rights.  Only the licenses granted
          ----------------------------------
pursuant to the express terms of this Agreement shall be of any legal force or effect. [*****]

     4.5  [*****].

     4.6  [*****].


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     5.   CONSIDERATION

     5.1  Antigen Reservation Fee.  For each Antigen for which Amgen shall
          -----------------------
believe it may desire to obtain an exclusive license to Product(s) directed against such Antigen and shall desire to list in Exhibit B pursuant to Section 2.1.3, Amgen shall pay to Medarex an Antigen reservation fee of [*****] per Antigen for each [*****] period (the "Antigen Reservation Period"). Such Antigen reservation fee shall be paid to Medarex within [*****] of the date Medarex shall notify Amgen under Section 2.1.2(a) that such Antigen is first listed in Exhibit B. If Amgen shall desire to extend the Antigen Reservation Period for a particular Antigen, and such Antigen is available for continued reservation, as described in Section 2.1.2(b), then the Antigen Reservation Period for such Antigen may be extended by Amgen for [*****] with notice to Medarex and payment to Medarex of [*****], prior to the expiration of [*****].

     5.2  Immunization Fee.  During the initial [*****] day term of the
          ----------------
Immunization Period with respect to each Antigen, Amgen shall pay to Medarex an immunization fee of [*****] per [*****] period. The first payment shall be due within [*****] following the date of commencement of the Immunization Period in accordance with Section 2.3.1 and, if appropriate, a second payment for a [*****] period shall be due on or before the [*****]. The amount and timing of any subsequent payments for any mutually-agreed-upon extensions of the initial term of an Immunization Period pursuant to Section 2.3.2 shall be as mutually agreed upon by the parties. Subject to Section 4.1.3, such payments shall be non-refundable and non-creditable against other amounts due Medarex under this Agreement.

     5.3  Evaluation Period Extension Fee.  If Amgen elects to extend the
          -------------------------------
initial term of an Evaluation Period for a particular Antigen pursuant to
Section 3.3.2, it shall pay to Medarex [*****] for a [*****] extension, which amount shall be paid to Medarex no later than [*****] following the date of commencement of the Evaluation Period in accordance with Section 3.3.1.

     5.4  Commercial License Fee.
          ----------------------

          5.4.1  Amount.  If Amgen shall exercise its option pursuant to
                 ------
Section 4.1 to acquire from Medarex a commercial license under Section 4.2 with respect to Product(s) directed against an Antigen, within [*****] after Amgen's notice to Medarex of its exercise of such option, Amgen shall pay to Medarex a commercial license fee of [*****] per Antigen.

          5.4.2  Credit for Evaluation Period Extension Fee.  If Amgen shall
                 ------------------------------------------
have extended the initial term of the Evaluation Period for an Antigen beyond the [*****] period pursuant to Section 3.3.2, and the commercial license for such Antigen shall be obtained during the extension period of that Evaluation license under Section 3.2, then the extension fees shall be


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

pro-rated based on the remainder of the Evaluation Period with respect to the applicable Antigen and the pro rata amount of such extension fee shall be credited against the commercial license fee.

     5.5  Milestone Payments.
          ------------------

          5.5.1  Milestone Payment(s).  Within thirty (30) days following the
                 --------------------
first occurrence of the relevant event(s) with respect to the first Product(s) directed against an Antigen specified below ("Milestone"), Amgen shall pay to Medarex the following one-time milestone payments ("Milestone Payment(s)"):

     [*****]

          5.5.2  [*****]

          5.5.3  [*****]

     5.6  Royalties.
          ---------

          5.6.1  Royalty on Net Sales.  In partial consideration for the
                 --------------------
commercial license, Amgen shall pay to Medarex a Royalty on annual Net Sales of Product(s), on a Product-by-Product basis, as follows:

          [*****]

          5.6.2  Royalty Term.  The Royalties due pursuant to Section 5.6.1
                 ------------
shall be payable on a country-by-country and Product-by-Product basis [*****].

          5.6.3  Third Party Royalties.
                 ---------------------

          (a) Medarex shall be responsible for payment to the Medical Research Council ("MRC") of any royalties due the MRC pursuant to the MRC Agreement; provided however, in the event that Amgen obtains a direct license from the Medical Research Council with respect to the intellectual property subject to the MRC License, all royalties paid to the MRC under such a license with respect to Product(s) shall be fully creditable against Royalties due Medarex under Section 5.6.1, on a Product-by-Product basis.

          (b) Except with respect to the MRC Agreement under Section 5.6.3(a), Amgen shall be responsible for the payment of any royalties, license fees and milestone and


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

other payments to a Third Party during the term of the Agreement under agreement(s) for license rights to one or more patent claims which would be infringed by the making, having made, using, offering to sell, selling and importing of a Product(s) and/or other intellectual property necessary for such activities.

          5.6.4  [*****].

          5.6.5  [*****].

          5.6.6  [*****].

          5.6.7  Cumulative Royalties.  The obligation to pay Royalties on the
                 --------------------
 Net Sales of a Product under this Section 5.6 shall be imposed only once with respect to the same unit of said Product due under Section 5.6.1, regardless of the number of claims within Licensed Patent Rights which would, but for this Agreement, be infringed by the making, having made, using, offering to sell, selling or importing of said Product.

          5.6.8  Paid-Up License.  Upon the expiration of Amgen's obligation
                 ---------------
pursuant to Section 5.6.1 to pay Royalties on Net Sales of a Product in a country, Amgen shall have a fully paid-up, unrestricted, non-exclusive license under Licensed Technology to make, have made, use, sell, offer to sell and import said Product in the Field of Use in that country.

          5.6.9  [*****]

     5.7  [*****]

          5.7.1  [*****]

          5.7.2  [*****]

          5.7.3  [*****]

     6.   PAYMENTS

     6.1  Timing of Royalty Payments.  All Royalties on Net Sales due to Medarex
          --------------------------
shall be paid within [*****] after the last day of the calendar quarter in which such Net Sales accrue.

     6.2  Payment Method.  All amounts due Medarex hereunder shall be paid in
          --------------
U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Any payments or portions thereof due hereunder which shall not be paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of the prime rate as reported by the Chase Manhattan Bank, New York plus [*****] or of the maximum rate permitted by law, calculated on the number of days such payment shall be delinquent compounded monthly. This Section
6.2 shall in no way limit any other remedies available to Medarex.

     6.3  Currency: Foreign Payments.  If any currency conversion shall be
          --------------------------
required in connection with the payment of any Royalties hereunder, such currencies shall be converted into the United States Dollar equivalent, at the average rate of exchange for the quarter (as calculated by averaging the rate of exchange at the close of business of the last day of each month of said quarter) as reported in International Financial Statistics (publisher, International Monetary Fund) during the Royalty period of such Net Sales, or in the event International Financial Statistics shall not be available then as reported in The Wall Street Journal, for the currency of the country in which the sale shall be made at the average rate of exchange during the Royalty period of such Net Sales. If at any time legal restrictions or other reasons beyond Amgen's control prevent the prompt remittance of any Royalties owed on Net Sales in any jurisdiction, Amgen may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and Amgen shall have no further obligations under this Agreement with respect thereto.

     6.4  Taxes.  All Royalty amounts required to be paid to Medarex pursuant
          -----
to this Agreement may be paid with deduction for withholding or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, Amgen shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder sufficient to enable Medarex to obtain the benefit of any applicable tax treaty.

     7.   REPORTS AND RECORDS

     7.1  Royalty Reports.  Beginning with the first calendar quarter in which
          ---------------
Royalties shall be due under Section 5.6.2 until the quarter during which there shall be the expiration of Amgen's obligation to pay Royalties for any and all Product(s) under Section 5.6.2, Amgen shall deliver to Medarex within [*****] after the end of each calendar quarter in which a Product(s) shall be sold a report setting forth the Net Sales of each Product(s) for such calendar quarter, including the Product(s) sold in each country by Amgen and Sublicensee(s) and the Net Sales thereof. Such reports shall be the Confidential Information of Amgen and will be maintained in confidence by Medarex in accordance with the terms of Article 9 herein.


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     7.2  Inspection of Books and Records.  Amgen and Sublicensee(s) shall
          -------------------------------
maintain accurate books and records which enable verification of the calculation of Royalties payable hereunder. Amgen and Sublicensee(s) shall retain the books and records for each quarterly period for [*****] after submission of the corresponding report under Section 7.1 above. [*****] Medarex shall have the option, upon [*****] prior notice to Amgen, to engage an independent accountant from a "Big Five" accounting firm (selected by Medarex and approved by Amgen, which approval will not be unreasonably withheld) to conduct a review or audit of [*****] Any such inspection or audit shall be at Medarex's expense; however, in the event an inspection reveals, as set forth in a final report, an underpayment of [*****] or more in any quarter, Amgen shall pay the costs of the inspection and [*****].

     8.   DEVELOPMENT AND COMMERCIALIZATION

     8.1  [*****]

     8.2  [*****]

     8.3  [*****]

     8.4  [*****]

     9.   CONFIDENTIALITY

     9.1  Confidential Information.  Except as expressly provided herein, the
          ------------------------
parties agree that the receiving party of any Confidential Information furnished to it by the disclosing party pursuant to and as necessary for carrying out the purposes of this Agreement shall keep such Confidential Information completely confidential and shall not publish or otherwise disclose it (other than by Amgen to Sublicensee(s)) and shall not use it for any purpose except for the purposes contemplated by this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

          9.1.1 was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

          9.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          9.1.3 became generally available to the public or otherwise part of the public domain after its disclosure, other than through any act or omission of the receiving party in breach of this Agreement;

          9.1.4 was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

          9.1.5 was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

     9.2  Permitted Use and Disclosures.
          ------------------------------

          9.2.1 Each party may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure shall be required [*****] in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities; provided however, that if a party shall be required to make any such disclosure of the other party's Confidential Information under this Section 9.2.1 it shall give reasonable advance notice to the other party of such disclosure and shall use reasonable efforts to secure confidential treatment (whether through protective orders or otherwise) of such Confidential Information required to be disclosed.

          9.2.2 Amgen (or Sublicensee(s)) may disclose the Confidential Information of Medarex to the extent such disclosure shall be reasonably necessary in (i) filing and prosecuting patent applications and maintaining patents, [*****] and with respect to disclosures pursuant to Sections 9.2.2(i) and 9.2.2(iv) above shall make reasonable efforts to disclose only information required to be disclosed.

          9.2.3  [*****]

          9.2.4 Notwithstanding the above, in no event shall Amgen or Sublicensee(s) disclose any Confidential Information of Medarex or Confidential Information which is jointly developed by Medarex and Amgen to Abgenix, Inc. or its Affiliates.

     9.3  Public Disclosure.  Except as otherwise required by law or regulation,
          -----------------
neither party shall issue a press release or make any other disclosure of the existence of or the terms of this Agreement or any aspect of the research conducted pursuant to this Agreement without the prior approval of such press release or disclosure by the other party hereto. Each party shall submit any such press release or disclosure to the other party, and the receiving party shall have [*****] to review and approve any such press release or disclosure, which approval shall not be


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

unreasonably withheld. If the receiving party shall not respond within such [*****] period, the press release or disclosure shall be deemed approved. In addition if, in the reasonable opinion of a disclosing party's counsel, a public disclosure shall be required by law, regulation or court order, including without limitation, in a filing with the United States Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment; the nondisclosing party shall provide its comments, if any, on such announcement as soon as practicable.

     9.4  Confidential Terms.  Notwithstanding anything to the contrary herein,
          ------------------
(a) each party may disclose the terms of this Agreement or any aspect of the research conducted pursuant to this Agreement in confidence under terms and conditions at least as restrictive as set forth herein, on a need-to-know basis to its legal and financial advisors to the extent such disclosure shall be reasonably necessary in connection with such party's activities as expressly permitted by this Agreement or [*****]. Notwithstanding the above, in no event shall Amgen or Sublicensee(s) disclose any Confidential Information of Medarex to Abgenix, Inc. or its Affiliates.

     9.5  [*****]

     10.  REPRESENTATIONS, WARRANTIES [*****]

     10.1 Medarex.  Medarex represents and warrants that as of the Effective
          -------
Date:

          10.1.1 it is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and it has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder;

          10.1.2 the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex, and the person executing this Agreement on behalf of Medarex has been duly authorized to do so by all requisite corporate actions;

          10.1.3 it is the sole and exclusive owner of all right, title and interest in the Mice;

          10.1.4 it has the right to grant the rights and licenses granted herein;

          [*****]


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     10.2  Amgen.  Amgen represents and warrants that as of the Effective Date:
           -----

           10.2.1 it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and it has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder;

           10.2.2 the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Amgen, and the person executing this Agreement on behalf of Amgen has been duly authorized to do so by all requisite corporate actions;

           [*****]

     10.4  Disclaimer of Warranties. [*****] ARE PROVIDED TO AMGEN "AS IS", AND
           ------------------------
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, PRODUCT(S) OR LICENSED TECHNOLOGY, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     10.5  Disclaimer.  Nothing in this Agreement is or shall be construed as:
           ----------

           10.5.1 [*****], a warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

           10.5.2 [*****], a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any Patent Rights or other intellectual property right of any Third Party;

           10.5.3 [*****], an obligation to bring or prosecute actions or suits against Third Parties for infringement of any of the Medarex Patent Rights; or


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           10.5.4 [*****], granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or Third Parties, regardless of whether such patents or other rights are subordinate to any patent within the Licensed Patent Rights.

     11.   INTELLECTUAL PROPERTY

     11.1  Ownership.
           ---------

           11.1.1  [*****]

     11.2  Prosecution of Patent Rights.
           ----------------------------

           11.2.1  [*****]

     11.3  [*****]

     11.4  [*****]

     11.5  [*****]

     12.   DISPUTE RESOLUTION

     [*****]

     13.   INDEMNIFICATION

     13.1  Medarex.  Medarex shall indemnify, defend and hold harmless Amgen
           -------
and its directors, officers and employees (each an "Amgen Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (each a "Liability") resulting from a claim, suit or proceeding made or brought by a Third Party against an Amgen Indemnitee arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 10.1, in each case, which breach was the proximate cause of the relevant Liability, or (ii) the activities of Medarex hereunder, except, in each case, under this Section 13.1(ii) to the extent caused by the negligence or willful misconduct of Amgen.

     13.2  Amgen.  Amgen shall indemnify, defend and hold harmless Medarex and
           -----
its directors, officers and employees (each a "Medarex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

other expenses of litigation and/or arbitration) (each a "Liability") resulting from a claim, suit or proceeding made or brought by a Third Party [*****] against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 10.2 in each case, which breach was the proximate cause of the relevant Liability, (ii) the practice by Amgen of any right granted herein, [*****] or to the extent caused by the negligence or willful misconduct of Medarex, or (iii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Product(s) by Amgen or Sublicensee(s) except, in each case, under this Section 13.2(iii) to the extent caused by the negligence or willful misconduct of Medarex.

     13.3  Procedure.  In the event that a Medarex Indemnitee or an Amgen
           ---------
Indemnitee intends to claim indemnification under this Article 13, it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. Each Indemnitee shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 13. Each Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give. [*****]

     13.4  [*****]

     14.   TERM AND TERMINATION

     14.1  Term.  The term of this Agreement shall commence on the Effective
           ----
Date. Unless earlier terminated as provided in this Article 14, this Agreement shall continue in full force and effect until the later of [*****] on a country-by-country basis, until there shall be no remaining Royalty payment obligations for all Product(s) in a country. It is understood and agreed that Medarex shall have no obligation to conduct any Immunizations with Antigens proposed by Amgen after [*****] of the Effective Date.

     14.2  [*****]

     14.3  Effects of Termination of an Immunization or an Evaluation.  In the
           ----------------------------------------------------------
event that, with respect to an Antigen listed in Appendix C, Amgen terminates it option or license rights under Section 14.2 or fails to exercise its option under Section 4.1 within the specific time period to acquire the Commercial License under Section 4.2:

          14.3.1 Medarex shall immediately cease use of and, within thirty (30) days thereafter, to the extent not previously delivered to Amgen deliver to Amgen copies of all


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

documents and other tangible embodiments disclosing or containing Amgen Technology, Collaboration Technology and Joint Technology specifically and solely relating to such Antigen (including Product(s)), other than with respect to maintaining one (1) archival copy of documents disclosing Confidential Information related thereto for its legal files, for the sole purpose of determining its obligations hereunder. Further, Medarex shall at Amgen's request destroy all Mice immunized with such Antigen, and all antibody(ies), antibody cell(s) and genetic material(s) generated by Medarex pursuant to the respective Immunization and shall provide Amgen with certification by an officer of Medarex that all such materials have been destroyed or returned to Amgen, as appropriate.

           14.3.2 The parties shall retain their respective ownership rights as set forth in Section 11.1.

           14.3.3  [*****]

           14.3.4  [*****]

     14.4  Default.
           -------

           14.4.1 In the event any material representation or warranty made hereunder by either party shall have been untrue in any material respect ("Representation Default") or upon any material breach or material default of a material obligation of this Agreement by a party ("Performance Default"), the party not in default ("Non-Defaulting Party") must first give the other party ("Defaulting Party") written notice thereof ("Notice of Default"), which notice must state the nature of the Representation Default or Performance Default in reasonable detail and request the Defaulting Party cure such default within [*****], or within [*****] for non-payment. If the Defaulting Party shall dispute the existence, extent or nature of any default set forth in a Notice of Default, the parties shall use good faith efforts to resolve the dispute.

           14.4.2  [*****]

     14.5  Insolvency or Bankruptcy.
           ------------------------

           [*****]


     14.6  Effect of Termination.  Upon termination of this Agreement under this
           ---------------------
Article 14, the following rights and obligations shall apply:


*****REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          14.6.1 The parties shall retain their respective ownership rights as set forth in Section 11.1.

          14.6.2  [*****].

          14.6.3 Medarex shall immediately cease use of and, within thirty (30) days thereafter, to the extent not previously delivered to Amgen deliver to Amgen copies of all documents and other tangible embodiments disclosing or containing all Collaboration Technology and Joint Technology (including Product(s) in each case that specifically and solely relates to the Antigen(s) listed in Exhibit C) and of all Amgen Technology (including Product(s), other than with respect to maintaining one (1) archival copy of documents disclosing Confidential Information related thereto for its legal files, for the sole purpose of determining its obligations hereunder. Further, Medarex shall at Amgen's request destroy all Mice immunized with such Antigen(s) listed in Exhibit C, and all antibody(ies), antibody cell(s) and genetic material(s) generated by Medarex pursuant to this Agreement and shall provide Amgen with certification by an officer of Medarex that all such materials shall have been destroyed or returned to Amgen, as appropriate.

          14.6.4  [*****]

          14.6.5 Termination of any licenses under this Agreement or of this Agreement for any reason shall not release either party hereto from any liability which, at the time of such termination, shall have already accrued to the other party or which shall be attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or by law or in equity with respect to any breach of this Agreement. It is understood and agreed that, subject to Section 14.4, monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

          14.6.6 Notwithstanding anything to the contrary in this Agreement, except as provided in Article 13, neither party shall be liable for consequential or incidental damages of any nature incurred by the other party arising out of any Default under this Agreement.

          14.6.7  [*****]

          14.6.8  The option and license rights granted in Sections 3.2, 4.1 and
4.2 shall terminate upon any termination of this Agreement under this Article 14, and in such event Amgen and Sublicensee(s) shall immediately cease all development and commercialization of Product(s), subject to Amgen's right to dispose of Product(s) in accordance with Section 14.6.7.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           14.6.9 All Antigen Reservation Periods shall terminate concurrently.

           14.6.10 Articles 6 (Payments), 7 (Reports and Records), 9 (Confidentiality), 11 (Intellectual Property), 12 (Dispute Resolution), 13 (Indemnification) and 15 (Miscellaneous) of this Agreement shall survive termination of this Agreement for any reason [*****].

     15.   MISCELLANEOUS

     15.1  Governing Law.  This Agreement shall be governed by and interpreted
           -------------
 in accordance with the substantive laws of the State of Delaware, without reference to the conflicts of law principles thereof. [*****]

     15.2  Independent Contractors.  The relationship of the parties hereto
           -----------------------
shall be that of independent contractors. The parties hereto shall not be deemed to be agents, employer-employee, partners or joint venturers of the other for any purpose as a result of this Agreement or of the transactions contemplated thereby. No party shall incur any debts or make any commitments for the other party except to the extent, if at all, specifically provided herein.

     15.3  Assignment.  This Agreement shall not be assignable by either party
           ----------
to any Third Party hereto without the written consent of the other party which consent shall not be unreasonably withheld; except a party may assign this Agreement, without such consent, to an entity that shall acquire all or substantially all of its business or assets to which this Agreement pertains, whether by merger, consolidation, reorganization, acquisition, sale or otherwise. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, and the name of a party appearing herein shall be deemed to include the names of such party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 15.3 shall be void.

     15.4  Notices.  All notices, requests, approval or consent, and other
           -------
communications hereunder shall be deemed to have been sufficiently given if in writing and shall be personally delivered or sent by telecopy, telegram or other electronic facsimile transmission (receipt verified), or by registered or certified mail (return receipt requested), postage prepaid, commercial overnight courier, in each case to the respective address specified below, or such other address as may be specified in writing to the other party hereto.

If  to Medarex:     Medarex, Inc.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               1545 Route 22 East
               Annandale, New Jersey  08801
               Attn:  President

If to Amgen:   Amgen Inc.
               One Amgen Center Drive
               Thousand Oaks, California  91320-1799
               Attn:  Lawrence M. Souza, Ph.D.
                      Senior Vice President, Research
               cc:    Secretary and General Counsel

     15.5  Force Majeure.  If the performance of any part of this Agreement by
           -------------
either party or of any obligation under this Agreement (other than for the payment of money) shall be prevented, restricted, interfered with or delayed by, for example, war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, or failure of suppliers, neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of timely performance by the nonperforming party occasioned where failure to timely perform shall be beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party and the nonperforming party shall have given written notice to the other party and shall have exerted all reasonable efforts to avoid or remedy such force majeure and shall continue performance with the utmost dispatch whenever such causes shall be removed; provided however, that in no event shall a party be required to settle any labor dispute or disturbance. When such circumstances shall arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

     15.6  Advice of Counsel.  Medarex and Amgen have each consulted counsel of
           -----------------
 their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and shall be construed accordingly.

     15.7  Compliance with Laws.  Each party shall furnish to the other party
           --------------------
any information reasonably requested by that party to enable that party to comply with the requirements of any U.S. or foreign, federal, state and/or government agency.

     15.8  Further Assurances.  From time to time, a party shall at the
           ------------------
request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions as may be reasonably deemed necessary by the parties in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     15.9   Export Controls.  Each party agrees that it will take all actions
            ---------------
necessary to insure its compliance with all U.S. laws, regulations, orders or other restrictions on exports and Amgen further agrees that it will not sell, license or reexport, directly or indirectly, the Product(s) to any person or entity for sale in any country or territory if, to the knowledge of Amgen based upon reasonable inquiry, such sale would cause the parties to be in violation of any such laws or regulations now or hereafter in effect.

     15.10  Severability.  In the event that any provision of this Agreement is
            ------------
determined to be illegal, invalid or unenforceable by a court of competent jurisdiction, the parties shall in good faith negotiate a substitute clause for any provision declared illegal, invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement. If unreformable, such provision shall be divisible and deleted in such jurisdiction so long as the parties shall still able to realize the principal benefits bargained for in this Agreement.

     15.11  Waiver.  It is agreed that no waiver by either party hereto of any
            ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     15.12  Complete Agreement.  This Agreement, with its Exhibits, constitutes
            ------------------
the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior negotiations, correspondence, representations, understandings and agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed an behalf of both parties. The Materials Transfer Agreement dated April 22, 1999 (Amgen Reference No. 19992424), as amended effective May 31, 1999 (Amgen Reference No. 19992424-001) is hereby superseded, provided that all Confidential Information and/or materials disclosed, transferred, characterized, generated, derived, or identified or the like under the Materials Transfer Agreement shall be treated as if disclosed, transferred, characterized, generated, derived, or identified or the like, and be subject to the terms of, this Agreement.

     15.13  Use of Name.  Except as required by law or in required filings with
            -----------
government entities, neither party shall use the name or trademarks of the other party or the names of any employees thereof, without the prior written consent of such other party.

     15.14  Headings.  The captions to the several Articles and Sections hereof
            --------
are included merely for convenience of reference only and shall not affect its meaning nor the interpretation of any of the provisions of this Agreement.

     15.15  Counterparts.  This Agreement may be executed in two counterparts,
            ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     15.16  Exhibits.  All Exhibits referenced in and attached hereto are
            --------
incorporated herein by reference. In case of any discrepancies between language incorporated from the Exhibits and the terms of the Articles and Sections herein, the terms of the Articles and Sections shall prevail.

     IN WITNESS WHEREOF, Medarex, Inc., GenPharm International, Inc. and Amgen have executed this Agreement by their respective duly authorized representatives.

AMGEN INC.


By: /s/ Lawrence M. Souza
   -----------------------------------
Name:  Lawrence M. Souza, Ph.D.
Title: Senior Vice President, Research

MEDAREX, INC.                                 GENPHARM INTERNATIONAL, INC.


By: /s/ Michael Appelbaum                     By: /s/ Michael Applebaum
    ----------------------------------           -------------------------------
Name:  Michael Appelbaum                      Name:  Michael Appelbaum
Title: Executive Vice President               Title: President

EXHIBIT A
RESEARCH PLAN
-------------


[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT B
ROLLING LIST OF ANTIGENS
------------------------

EXHIBIT C
OPTIONED OR LICENSED ANTIGENS
-----------------------------


[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT D


[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT E

[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.